EXHIBIT 99.2

Q4 FY16 Results Steve Voorhees Chief Executive Officer Ward Dickson Chief Financial Officer Jim Porter President, Business Development and Latin America Jeff Chalovich President, Corrugated Packaging Bob Feeser President, Consumer Packaging November 7, 2016

2 Forward-looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “WestRock –Building a Paper and Packaging Leader”, “Q4 FY16 Consumer Packaging Results”, “Q4 FY16 Land & Development Results”, “Synergy and Performance Improvements” and “Guidance” that give guidance or estimates for future periods as well as statements regarding, among other things, that PPW published price declines in SBS and CRB will carry into fiscal 2017; that we are on track to achieve our $1 billion synergy and business performance improvement target by end of fiscal 2018; we estimate annualized run-rate savings of $800 million by end of fiscal 2017; we estimate Adjusted Free Cash Flow in fiscal 2017 of $1.2 billion; we expect to complete monetization of our land portfolio by end of calendar 2018; we expect approximately $275 –$300 million of after-tax cash flow with more than one-half expected to be realized in fiscal 2017; our expectations regarding the composition of our three-year synergy and performance improvement target; the earnings drivers set forth on slide #12 with respect to our fiscal 2017 forecast will materialize as outlined; we anticipate fiscal 2017 proceeds of $150 million from accelerating the monetization of our land and development portfolio; and we expect fiscal 2017 capital expenditures of approximately $750 million. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. We caution readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. With respect to these statements, we have made assumptions regarding, among other things, the results and impacts of the merger of MeadWestvaco and RockTenn; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in our businesses and possible adverse actions of their customers, competitors and suppliers. Further, our businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supplies of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impactofany restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster or other unanticipated problems such as labor difficulties, equipment failure or unscheduled maintenance and repair, which could result in operational disruptions of varied duration; our desire or ability to continue to repurchase company stock; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

3 Disclaimer; Non-GAAP Financial Measures We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the decision. We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. See the Appendix for details about these non-GAAP financial measures, as well as the required reconciliations.

4 WestRock Building a Paper and Packaging Leader 1) Non-GAAP Financial Measure. We believe the most directly comparable GAAP measure is Operating Cash Flow. See Use of Non -GAAP Financial Measures and Reconciliation in Appendix. Comprehensive Portfolio of Paper and Packaging Solutions • Hold #1 or #2 positions in attractive paper and packaging markets • Unmatched breadth of product offerings, capabilities and geographic reach • Differentiated paper and packaging solutions that help our customers win Track Record of Solid Execution • Productivity Improvement: achieved $384 million during the year, and $500 million run-rate toward $1 billion goal • FY16 Adjusted Free Cash Flow of $1.03 billion (1) • Successfully completed two acquisitions, one JV, and Ingevity separation in FY 2016 Growing Shareholder Value Using Balanced Capital Allocation • Returned $1.14 billion to stockholders since merger through dividends and share repurchases • Allocated $1.6 billion since merger to capital expenditures and M&A • Announced annualized dividend increase by $0.10 per share to $1.60 per share

5 WestRock Consolidated Results 1) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix. Q4 FY16 Business Highlights: • Adjusted earnings per share of $0.71 (1) • Productivity initiatives contributed $89 million to income • De-risked pension plans by transferring $2.5 billion of assets and liabilities to third party • Leverage of 2.33x, within targeted range • Repurchased >1 million shares of WestRock FY 2016 Business Highlights: • Productivity initiatives contributed $384 million to income • Strategic investments include SP Fiber, Cenveoand Grupo Gondi JV • Ingevity spin-off driving significant value creation for stockholders • Deployed $2.1 billion of capital under balanced capital allocation strategy FY 2016 Financial Performance ($ in millions, except percentages and per share items) FY16 Segment Sales $14,172 Adj. Segment EBITDA (1) $2,270 % Margin (1) 16.0% Adjusted Fully Diluted Earnings per Share (1) $2.53 Adjusted Free Cash Flow (1) $1,031 Q4 Financial Performance ($ in millions, except percentages and per share items) Q4 FY16 Segment Sales $3,612 Adj. Segment EBITDA (1) $589 % Margin (1) 16.3% Fully Diluted AdjustedEarnings per Share (1) $0.71 Adjusted Free Cash Flow (1) $226

Q4 FY16 Corrugated Packaging Results

Financial Performance

($ in millions, except percentages)	Q4 FY16	Q4 FY15
Segment Sales	$2,004	$1,987
Adj. Segment Income (1)	$192	$238
Adj. Segment EBITDA (1)	$340	$371
% Margin (1)	17.6%	19.4%
North America EBITDA Margin (1)	18.2%	20.1%
Brazil EBITDA Margin (1)	26.4%	28.2%

Foreign exchange translation impact to Q4 FY16 sales and segment income is +$9 million and $(7) million, respectively

Adjusted Segment EBITDA (1) ($ in millions)



$371
9
(59)
(3)
(14)
(16)
45
7
$340
Q4 FY15
Volume
Price / Mix
Pulp Price / Mix
E/M/F
Wage & Other Inflation
Productivity
FX & Other
Q4 FY16

North America:

- North American corrugated adjusted EBITDA margin of 18.2%(1)
- Box shipments per day up +0.6% in Q4 and +1.6% in October
- North American containerboard inventory decreased by 16K tons in Q4 and 143K tons in FY16
- Strong supply and demand fundamentals, 32K tons of maintenance downtime

Grupo Gondi (Unconsolidated Joint Venture) (2):

- JV sales of $180 million, EBITDA margins over 20%(1)
- WestRock supplied 55K tons of containerboard to Gondi

Brazil:

- Revenue of $109 million and EBITDA of $29 million, up 13% and 15%, respectively, y/y on a constant currency basis; with EBITDA margin of 26.4%(1)
- Strong volume growth with box shipments per day up 9.3% y/y

Segment EBITDA Key Bridge Variances:

- Price / Mix: Lower pricing reflects previously reported price decreases coupled with unfavorable mix
- E/M/F: Increases in OCC and chemicals, partially offset by lower wood and electricity prices
- Productivity: Realizing benefits from mill and box plant optimization, process improvements and purchasing initiatives
- Other: Primarily $9M gain from Panama City land sale to Port Authority

1) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix.
2) We hold a 25% ownership interest in Grupo Gondi.

6

WestRock

Q4 FY16 Consumer Packaging Results

Financial Performance

($ in millions, except percentages)	Q4 FY16	Q4 FY15
Segment Sales	$1,622	$1,642
Adj. Segment Income (1)	$141	$139
Adj. Segment EBITDA (1)	$268	$257
% Margin (1)	16.5%	15.6%

Foreign exchange translation impact to Q4 FY16 sales and segment income is $(2) million and $(1) million, respectively

Segment Highlights:

- Adjusted EBITDA margin expansion of 90 bps y/y[1]
- Stable end-market demand - strong sales in food service end market
- Paperboard inventory declined by 33k tons sequentially
- Folding Carton sales up 10% y/y driven by North American organic growth of 2% and the acquisition of certain operations from Cenveo
- HH&B finished FY16 with record EBITDA and EBITDA margin for the full year[1]

Adjusted Segment EBITDA (1) ($ in millions)



$257
(23)
8
2
(15)
42
(3)
$268
Q4 FY15
Volume
Price / Mix incl. Pulp
E/M/F
Wage & Other Inflation
Productivity
FX & Other
Q4 FY16

Segment EBITDA Key Bridge Variances:

- Volume: Lower mill volume and Display sales
- Price / Mix: PPW published price declines in SBS and CRB began impacting Q4 and will carry into FY17. Positive SBS paperboard and pulp mix
- E/M/F: Lower virgin fiber, freight, and electricity partially offset by higher recycled fiber prices
- Productivity: Synergy and productivity improvements from internalizing of SBS volume, procurement savings and operations productivity
  - Integrating a total of 250k tons per year from merger, Carolina branded products, and Cenveo integration

1) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix.

7

WestRock

8 Business Performance Highlights: • Q4 FY16 segment loss negatively impacted by $17 million due to step-up in asset values related to merger; step-up has no impact on current or future cash flows Update on Accelerated Monetization Activity: • The monetization program is proceeding as planned and expect to complete by end of calendar 2018 • Expect after-tax free cash flow to WestRock of $275 to $300 million with more than half in FY17 • Strong start for FY17 during October - Completed sale of apartment complex for $13 million after-tax Q4 FY16 Land & Development Results Financial Performance ($ in millions) Q4 FY16 Q4 FY15 Segment Sales $44 $45 SegmentIncome (Loss) $(2) $(3)

9 $165 million $800 million $1 billion $255 million $350 million $425 million $500 million Q4 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY17 FY18 Synergy and Performance Improvements On track to achieve $1 billion objective by end of FY18 • Achieved annualized run-rate of $500 million at 9/30 • Estimate annualized run-rate of $800 million by end of FY17 Q4 FY16 PROGRESS (1) (1) 40% 25% 20% 15% Procurement Capital Investment Ongoing Productivity Duplicative Corp & Support Functions $1 billion RUN-RATE AT 9/30/16 THREE YEAR GOAL $500 million Duplicative Corp & Support Functions 10% Capital Investment 25% Procurement 30% Ongoing Productivity 35%

10 WestRock Consolidated Adjusted EBITDA Bridges (1) $2,321 ? ? ? 77 ? 384 ? ? ? ? $2,270 (71) (127) (43) ? (125) (41) (70) (21) (14) FY15 PF Volume Price / Mix Pulp Price / Mix E/M/F Wage & Other Inflation Productivity FX Pension Costs L&D Other FY16 $616 ? ? 6 ? ? 89 ? $589 (13) (60) ? (12) (32) ? (5) Q4 FY15 Volume Price / Mix Pulp Price / Mix E/M/F Wage & Other Inflation Productivity Pension & Other Q4 FY16 Q4 FY16 Adjusted EBITDA FY16 Adjusted EBITDA 1) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix. ($ in millions) ($ in millions)

11 Executing Balanced Capital Allocation Strategy Focused on Value Creation 1) At end of Q4 FY16. Excludes merger-related share repurchases for $668 million. Capital Expenditures $1,023 million 37% Dividends $479 million 18% Stock Repurchases $663 million 24% M&A $588 million 21% Allocated Capital Since Merger (1) $2.8 billion •Annual dividend of $1.60 per share •Announced 6.7% increase to annual dividend •Maintenance capital expenditures: 60% •Cost reduction or strategic capital expenditures: 40% •13.5 million shares repurchased •5% of shares outstanding •Q4 FY15: $328 million •FY16: $335 million •Acquisition of SP Fiber: $315 million •Acquisition of Cenveo Packaging: $98 million •JV with Grupo Gondi: $175 million •$1.14 billion returned to stockholders in last 5 quarters

Guidance

FY17 Adjusted Free Cash Flow [1]	$1.2 billion
Depreciation & Amortization	Approx. $1.1 billion
Capital Expenditures	Approx. $750 million
Land & Development Adjusted Free Cash Flow	Approx. $150 million
Stock Based Compensation	Approx. $85 million
Non-Cash Earnings in Unconsolidated JV's	Approx. $60 million
Pension Income in Excess of Contributions	Approx. $70 million
Working Capital, Deferred Taxes*, and Other Balance Sheet Items	Source of approx. $70 million

* (Book Tax Rate 34%-35% / Cash Tax Rate high 20's%)

Q1 FY17 Pre-Tax Earnings Drivers as Compared to Q4 FY16	Sequentially Lower than Q4 FY16
Price / Mix	Flow-through of previously published Corrugated price increases more than offset by published Consumer price decreases
Q1 North American Maintenance Downtime	160K tons / approx. ($20 - $25 million)
Volumes	Seasonally lower / 4 fewer shipping days / approx. ($25 - $30 million)
Hurricane Matthew	Impact of approx. ($15 - $20 million)
Commodity Inflation	Impact of approx. ($10 - 15 million)
One-time Non Recurring Items	Approx. ($10 million)
Book Tax Rate	Sequentially Higher with Negative Impact of $0.01 on EPS

Scheduled Maintenance Downtime – North America	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	Total FY17
Corrugated Mills	125K	75K	45K	20K	265K
Consumer Mills	35K	--	50K	--	85K

12

1) Non-GAAP Financial Measure. See Use of Non-GAAP Financial Measures and Reconciliations in Appendix.

WestRock

WestRock
Building a Paper and Packaging Leader

Comprehensive Portfolio of Paper and Packaging Solutions	• Holds #1 or #2 positions in attractive paper and packaging markets • Unmatched breadth of product offerings, capabilities and geographic reach • Differentiated paper and packaging solutions that help our customers win
A Track Record of Solid Execution	• Synergy and Performance improvements – Have achieved $500 million run-rate of $1 billion goal – Expect $800 million run rate at end of FY17 • FY16 Adjusted Free Cash Flow of $1.03 billion (1) • FY17 Adjusted Free Cash Flow guidance of $1.2 billion (1)
Growing Shareholder Value using Balanced Capital Allocation	• Allocated $2.8 billion since merger through capital expenditures, stock repurchases, dividends and M&A • Announced annualized dividend increase by $0.10 per share to $1.60 per share • Anticipate FY17 proceeds of $150 million from accelerated monetization of Land & Development portfolio • Expected FY17 capital expenditures of approximately $750 million • Considering strategic options for Home, Health & Beauty business

1) Non-GAAP Financial Measure. We believe the most directly comparable GAAP measure to Adjusted Free Cash Flow is Operating Cash Flow. See Reconciliation in Appendix.

13 WestRock

Appendix

15 Non-GAAP Financial Measures Credit Agreement EBITDA “Credit Agreement EBITDA” is calculated in accordance with the definition contained in our Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense, income taxes of the consolidated companies determined in accordance with GAAP, depreciation and amortization expense of the consolidated companies determined in accordance with GAAP,loss on extinguishment of debt and financing fees, certain non-cash and cash charges incurred, including goodwill impairment, certain restructuring and other costs, merger / acquisition and integration costs, charges and expenses associated with the write-up of inventory acquiredand other items. LTM Credit Agreement EBITDA margin is calculated by dividing LTM Credit Agreement EBITDA by Net Sales adjusted for Trade Sales. Adjusted Free Cash Flow Free Cash Flow is defined as Cash Provided by Operating Activities, excluding after-tax cash restructuring costs minus capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Management believes this is an important measure in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. Total Funded Debt and Leverage Ratio “Total Funded Debt” is calculated in accordance with the definition contained in our Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet less the stepped up value of said debt, less non-recourse debt except for Securitization related debt, less trade payables related debt that may be recharacterized as debt, less insurance policy loans to the extent offset by assets of the applicable insurance policies, obligations with the hedge adjustments resulting from terminated and existingfair value interest rate derivatives or swaps, if any, less certain cash, plus additional outstanding letters of credit not already reflected in debt and certain guarantees. Our management uses Credit Agreement EBITDA and Total Funded Debt to evaluate compliance with our debt covenants and borrowing capacity available under our Credit Agreement, as a measure of operating performance and to compare to our target Leverage Ratioof 2.25x – 2.50x. Management believes that investors also use these measures to evaluate our compliance with our debt covenants and available borrowing capacity. Borrowing capacity is dependent upon, in addition to other measures, the “Credit Agreement Debt/EBITDA ratio” or the “Leverage Ratio,” which is defined as Total Funded Debt divided by Credit Agreement EBITDA. As of the September 30, 2016 calculation, our Leverage Ratio was 2.33 times. While the Leverage Ratio under the Credit Agreement determines the credit spread on our debt we are not subject to a Leverage Ratio cap. The Credit Agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined in the Credit Agreement.

16 Non-GAAP Financial Measures (cont.) Adjusted Segment EBITDA Margins Our management uses “Adjusted Segment EBITDA Margins”, along with other factors, to evaluate our segment performance against ourpeers. Management believes that investors also use this measure to evaluate our performance relative to our peers. “Adjusted SegmentEBITDA Margin” is calculated for each segment by dividing that segment’s Adjusted Segment EBITDA by Adjusted Segment Sales. “Adjusted Segment EBITDA” is calculated for each segment by adding that segment’s “Adjusted Segment Income” to its Depreciation, Depletion and Amortization. Adjusted Earnings Per Diluted Share We also use the non-GAAP measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS.” Management believes this non-GAAP financial measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance because it excludes restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. We and our board of directors use this information to evaluate our performance relative to other periods. Forward-looking Guidance We are not providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results forthe guidance period.

17 Q4 FY16 and FY16 Adjusted Earnings Per Share Reconciliation ($ in millions, except per share data) Q4 FY16 FY16 (Loss) Income from Continuing Operations (86.4)$ 154.8$ Non-cash pension risk transfer expense 229.8 229.8 Restructuring and other items 38.6 268.3 Merger and acquisition inventory step-up expense, net of LIFO 1.0 5.6 Gain on investment in Grupo Gondi - (1.5) Gain on extinguishment of debt (1.9) (1.9) Noncontrolling interest from continuing operations (0.4) (2.1) Adjusted Income from Continuing Operations 180.7$ 653.0$ (Loss) Income from Continuing Operations per Diluted Share (0.34)$ 0.59$ Non-cash pension risk transfer expense 0.91 0.89 Restructuring and other items 0.15 1.05 Merger and acquisition inventory step-up expense, net of LIFO 0.01 0.02 Gain on investment in Grupo Gondi - (0.01) Gain on extinguishment of debt (0.01) (0.01) Adjustment to reflect adjusted earnings on a fully diluted basis (0.01) n/a Adjusted Earnings from Continuing Operations Per Diluted Share 0.71$ 2.53$

18 Q4 FY16 Adjusted Segment Sales, Adjusted EBITDA and Adjusted EBITDA Margin ($ in millions, except percentages) Corrugated Packaging Consumer Packaging Land and Development Non-Allocated / Eliminations Consolidated Segment Sales 2,003.7$ 1,621.7$ 43.7$ (57.4)$ 3,611.7$ Less: Trade Sales (71.8) - - - (71.8) Adjusted Segment Sales 1,931.9$ 1,621.7$ 43.7$ (57.4)$ 3,539.9$ Segment Income (Loss) 192.4$ 139.1$ (1.6)$ (20.1)$ 309.8$ Depreciation and Amortization 147.2 127.0 0.2 4.4 278.8 Less: Deferred Financing Costs - - - (1.3) (1.3) Segment EBITDA 339.6 266.1 (1.4) (17.0) 587.3 Plus: Inventory Step-up - 1.5 - - 1.5 Adjusted Segment EBITDA 339.6$ 267.6$ (1.4)$ (17.0)$ 588.8$ Segment EBITDA Margins 16.9% 16.4% Adjusted Segment EBITDA Margins 17.6% 16.5%

19 Q4 FY15 Adjusted Segment Sales, Adjusted EBITDA and Adjusted EBITDA Margin ($ in millions, except percentages) Corrugated Packaging Consumer Packaging Land and Development Non-Allocated / Eliminations Consolidated Segment Sales 1,987.3$ 1,642.0$ 45.0$ (58.2)$ 3,616.1$ Less: Trade Sales (77.6) - - - (77.6) Adjusted Segment Sales 1,909.7$ 1,642.0$ 45.0$ (58.2)$ 3,538.5$ Segment Income (Loss) 235.4$ 77.7$ (3.4)$ (14.9)$ 294.8$ Depreciation and Amortization 133.6 117.6 0.2 7.9 259.3 Less: Deferred Financing Costs - - - (1.3) (1.3) Segment EBITDA 369.0 195.3 (3.2) (8.3) 552.8 Plus: Inventory Step-up 2.2 61.2 - - 63.4 Adjusted Segment EBITDA 371.2$ 256.5$ (3.2)$ (8.3)$ 616.2$ Segment EBITDA Margins 18.6% 11.9% Adjusted Segment EBITDA Margins 19.4% 15.6%

20 FY16 Adjusted Segment Sales, Adjusted EBITDA and Adjusted EBITDA Margin ($ in millions, except percentages) Corrugated Packaging Consumer Packaging Land and Development Non-Allocated / Eliminations Consolidated Segment Sales 7,868.5$ 6,388.1$ 119.8$ (204.6)$ 14,171.8$ Less: Trade Sales (274.9) - - - (274.9) Adjusted Segment Sales 7,593.6$ 6,388.1$ 119.8$ (204.6)$ 13,896.9$ Segment Income 739.9$ 481.7$ 4.6$ (49.1)$ 1,177.1$ Depreciation and Amortization 576.2 498.9 1.4 12.8 1,089.3 Less: Deferred Financing Costs - - - (4.6) (4.6) Segment EBITDA 1,316.1 980.6 6.0 (40.9) 2,261.8 Plus: Inventory Step-up 3.4 4.7 - - 8.1 Adjusted Segment EBITDA 1,319.5$ 985.3$ 6.0$ (40.9)$ 2,269.9$ Segment EBITDA Margins 16.7% 15.4% Adjusted Segment EBITDA Margins 17.4% 15.4%

21 Corrugated Packaging EBITDA Margins ($ in millions, except percentages) North America Brazil Other Corrugated Packaging Segment Sales 1,769.8$ 109.2$ 124.7$ 2,003.7$ Less: Trade Sales (71.8) - - (71.8) Adjusted Segment Sales 1,698.0$ 109.2$ 124.7$ 1,931.9$ Segment Income (Loss) 180.6$ 12.6$ (0.8)$ 192.4$ Depreciation and Amortization 128.2 16.2 2.8 147.2 Segment EBITDA 308.8 28.8 2.0 339.6 Plus: Inventory Step-up - - - - Adjusted Segment EBITDA 308.8$ 28.8$ 2.0$ 339.6$ Segment EBITDA Margins 17.4% 26.4% 16.9% Adjusted Segment EBITDA Margins 18.2% 26.4% 17.6% ($ in millions, except percentages) North America Brazil Other Corrugated Packaging Segment Sales 1,772.1$ 88.6$ 126.6$ 1,987.3$ Less: Trade Sales (77.6) - - (77.6) Adjusted Segment Sales 1,694.5$ 88.6$ 126.6$ 1,909.7$ Segment Income 219.0$ 12.6$ 3.8$ 235.4$ Depreciation and Amortization 121.0 10.2 2.4 133.6 Segment EBITDA 340.0 22.8 6.2 369.0 Plus: Inventory Step-up - 2.2 - 2.2 Adjusted Segment EBITDA 340.0$ 25.0$ 6.2$ 371.2$ Segment EBITDA Margins 19.2% 25.7% 18.6% Adjusted Segment EBITDA Margins 20.1% 28.2% 19.4% Q4 FY16 Q4 FY15

22 FY15 Adjusted Segment EBITDA Reconciliation ($ in millions) Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 FY15 Adjusted Segment EBITDA (excl. Ingevity) (1) 581.2 497.3 634.0 617.5 2,330.0 Less Deferred Financing Costs (2.7) (2.7) (2.6) (1.3) (9.3) Adjusted Segment EBITDA (excl. Ingevity, Def. Fin. Costs) 578.5$ 494.6$ 631.4$ 616.2$ 2,320.7$ 1) See combined company reconciliations that follow.

23 ($ in millions, except percentages) RKT (1) MWV as Reported (2) MWV Adjustments (3) MWV Recast Total Combined RKT / MWV Less: Specialty Chemicals Combined RKT / MWV Excluding Specialty Chemicals Segment Sales Corrugated Packaging 1,842.8$ 139.2$ -$ 139.2$ 1,982.0$ -$ 1,982.0$ Consumer Packaging 713.0 956.2 - 956.2 1,669.2 - 1,669.2 Specialty Chemicals - 241.0 - 241.0 241.0 (241.0) - Land & Development - 44.9 - 44.9 44.9 - 44.9 Intersegment Eliminations (41.6) (7.2) - (7.2) (48.8) - (48.8) Total Segment Sales 2,514.2$ 1,374.1$ -$ 1,374.1$ 3,888.3$ (241.0)$ 3,647.3$ Adjusted Segment Income Corrugated Packaging 184.9$ 27.2$ (2.5)$ 24.7$ 209.6$ -$ 209.6$ Consumer Packaging 60.1 84.4 (32.2) 52.2 112.3 - 112.3 Specialty Chemicals - 53.4 (1.7) 51.7 51.7 (51.7) - Land & Development - 12.2 13.9 26.1 26.1 - 26.1 Total Segment Income 245.0 177.2 (22.5) 154.7 399.7 (51.7) 348.0 Non-Allocated Expenses (15.9) (23.1) 38.0 14.9 (1.0) - (1.0) Adjusted Segment Income Including Non-Allocated Expenses 229.1 154.1 15.5 169.6 398.7 (51.7) 347.0 Noncontrolling Interest - 15.5 (15.5) - - - - MWV Interest and Other Items - (73.0) - (73.0) (73.0) - (73.0) 229.1$ 96.6$ -$ 96.6$ 325.7$ (51.7)$ 274.0$ Depreciation and Amortization Corrugated Packaging 120.0$ 10.2$ -$ 10.2$ 130.2$ -$ 130.2$ Consumer Packaging 27.6 70.4 - 70.4 98.0 - 98.0 Specialty Chemicals - 8.8 - 8.8 8.8 (8.8) - Land & Development - 0.4 - 0.4 0.4 - 0.4 Total Segment D&A 147.6 89.8 - 89.8 237.4 (8.8) 228.6 Non-Allocated Expenses 4.2 1.4 - 1.4 5.6 - 5.6 Total Depreciation and Amortization 151.8$ 91.2$ -$ 91.2$ 243.0$ (8.8)$ 234.2$ Adjusted Segment EBITDA Corrugated Packaging 304.9$ 37.4$ (2.5)$ 34.9$ 339.8$ -$ 339.8$ Consumer Packaging 87.7 154.8 (32.2) 122.6 210.3 - 210.3 Specialty Chemicals - 62.2 (1.7) 60.5 60.5 (60.5) - Land & Development - 12.6 13.9 26.5 26.5 - 26.5 Total Adjusted Segment EBITDA 392.6 267.0 (22.5) 244.5 637.1 (60.5) 576.6 Non-Allocated Expenses (11.7) (21.7) 38.0 16.3 4.6 - 4.6 Noncontrolling Interest - 15.5 (15.5) - - - - Adjusted Segment EBITDA Including Non-Allocated Expenses 380.9$ 260.8$ -$ 260.8$ 641.7$ (60.5)$ 581.2$ Adjusted Segment EBITDA Margins Corrugated Packaging (4) 17.2% 26.9% nm 25.1% 17.8% 17.8% Consumer Packaging 12.3% 16.2% nm 12.8% 12.6% 12.6% Specialty Chemicals 0.0% 25.8% nm 25.1% 25.1% nm Land and Development 0.0% 28.1% nm 59.0% 59.0% 59.0% Q1 FY15 Financial Information 1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $1.1 million of inventory step -up. 2) As adjusted for segment realignment and presented to one decimal. 3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology. ($ in millions)

24 ($ in millions, except percentages) RKT (1) MWV as Reported (2) MWV Adjustments (3) MWV Recast Total Combined RKT / MWV Less: Specialty Chemicals Combined RKT / MWV Excluding Specialty Chemicals Segment Sales Corrugated Packaging 1,799.5$ 121.5$ -$ 121.5$ 1,921.0$ -$ 1,921.0$ Consumer Packaging 694.9 924.5 - 924.5 1,619.4 - 1,619.4 Specialty Chemicals - 239.2 - 239.2 239.2 (239.2) - Land & Development - 2.5 - 2.5 2.5 - 2.5 Intersegment Eliminations (38.8) (5.7) - (5.7) (44.5) - (44.5) Total Segment Sales 2,455.6$ 1,282.0$ -$ 1,282.0$ 3,737.6$ (239.2)$ 3,498.4$ Adjusted Segment Income Corrugated Packaging 169.4$ 23.2$ (2.6)$ 20.6$ 190.0$ -$ 190.0$ Consumer Packaging 52.6 75.5 (35.2) 40.3 92.9 - 92.9 Specialty Chemicals - 49.5 (3.2) 46.3 46.3 (46.3) - Land & Development - (2.9) (1.8) (4.7) (4.7) - (4.7) Total Segment Income 222.0 145.3 (42.8) 102.5 324.5 (46.3) 278.2 Non-Allocated Expenses (14.9) (35.2) 43.1 7.9 (7.0) - (7.0) Adjusted Segment Income Including Non-Allocated Expenses 207.1 110.1 0.3 110.4 317.5 (46.3) 271.2 Noncontrolling Interest - 0.3 (0.3) - - - - MWV Interest and Other Items - (65.9) - (65.9) (65.9) - (65.9) 207.1$ 44.5$ -$ 44.5$ 251.6$ (46.3)$ 205.3$ Depreciation and Amortization Corrugated Packaging 120.6$ 9.5$ -$ 9.5$ 130.1$ -$ 130.1$ Consumer Packaging 27.9 60.7 - 60.7 88.6 - 88.6 Specialty Chemicals - 8.7 - 8.7 8.7 (8.7) - Land & Development - 0.2 - 0.2 0.2 - 0.2 Total Segment D&A 148.5 79.1 - 79.1 227.6 (8.7) 218.9 Non-Allocated Expenses 4.2 3.0 - 3.0 7.2 - 7.2 Total Depreciation and Amortization 152.7$ 82.1$ -$ 82.1$ 234.8$ (8.7)$ 226.1$ Adjusted Segment EBITDA Corrugated Packaging 290.0$ 32.7$ (2.6)$ 30.1$ 320.1$ -$ 320.1$ Consumer Packaging 80.5 136.2 (35.2) 101.0 181.5 - 181.5 Specialty Chemicals - 58.2 (3.2) 55.0 55.0 (55.0) - Land & Development - (2.7) (1.8) (4.5) (4.5) - (4.5) Total Adjusted Segment EBITDA 370.5 224.4 (42.8) 181.6 552.1 (55.0) 497.1 Non-Allocated Expenses (10.7) (32.2) 43.1 10.9 0.2 - 0.2 Noncontrolling Interest - 0.3 (0.3) - - - - Adjusted Segment EBITDA Including Non-Allocated Expenses 359.8$ 192.5$ -$ 192.5$ 552.3$ (55.0)$ 497.3$ Adjusted Segment EBITDA Margins Corrugated Packaging (4) 16.7% 26.9% nm 24.8% 17.2% 17.2% Consumer Packaging 11.6% 14.7% nm 10.9% 11.2% 11.2% Specialty Chemicals 0.0% 24.3% nm 23.0% 23.0% nm Land and Development 0.0% -108.0% nm -180.0% -180.0% -180.0% Q2 FY15 Financial Information 1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $0.2 million of inventory step -up. 2) As adjusted for segment realignment and presented to one decimal. 3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology. ($ in millions)

25 ($ in millions, except percentages) RKT MWV as Reported (1) MWV Adjustments (2) MWV Recast Total Combined RKT / MWV Less: Specialty Chemicals Combined RKT / MWV Excluding Specialty Chemicals Segment Sales Corrugated Packaging 1,887.3$ 123.1$ -$ 123.1$ 2,010.4$ -$ 2,010.4$ Consumer Packaging 690.2 1,020.4 - 1,020.4 1,710.6 - 1,710.6 Specialty Chemicals - 262.2 - 262.2 262.2 (262.2) - Land & Development - 22.0 - 22.0 22.0 - 22.0 Intersegment Eliminations (38.6) (5.4) - (5.4) (44.0) - (44.0) Total Segment Sales 2,538.9$ 1,422.3$ -$ 1,422.3$ 3,961.2$ (262.2)$ 3,699.0$ Adjusted Segment Income Corrugated Packaging 217.0$ 18.1$ (2.6)$ 15.5$ 232.5$ -$ 232.5$ Consumer Packaging 77.9 125.0 (34.7) 90.3 168.2 - 168.2 Specialty Chemicals - 61.7 (2.8) 58.9 58.9 (58.9) - Land & Development - 2.1 6.0 8.1 8.1 - 8.1 Total Segment Income 294.9 206.9 (34.1) 172.8 467.7 (58.9) 408.8 Non-Allocated Expenses (12.7) (30.5) 42.1 11.6 (1.1) - (1.1) Adjusted Segment Income Including Non-Allocated Expenses 282.2 176.4 8.0 184.4 466.6 (58.9) 407.7 Noncontrolling Interest - 8.0 (8.0) - - - - MWV Interest and Other Items - (76.2) - (76.2) (76.2) - (76.2) 282.2$ 108.2$ -$ 108.2$ 390.4$ (58.9)$ 331.5$ Depreciation and Amortization Corrugated Packaging 122.4$ 8.8$ -$ 8.8$ 131.2$ -$ 131.2$ Consumer Packaging 28.7 58.8 - 58.8 87.5 - 87.5 Specialty Chemicals - 8.5 - 8.5 8.5 (8.5) - Land & Development - 0.4 - 0.4 0.4 - 0.4 Total Segment D&A 151.1 76.5 - 76.5 227.6 (8.5) 219.1 Non-Allocated Expenses 3.9 3.3 - 3.3 7.2 - 7.2 Total Depreciation and Amortization 155.0$ 79.8$ -$ 79.8$ 234.8$ (8.5)$ 226.3$ Adjusted Segment EBITDA Corrugated Packaging 339.4$ 26.9$ (2.6)$ 24.3$ 363.7$ -$ 363.7$ Consumer Packaging 106.6 183.8 (34.7) 149.1 255.7 - 255.7 Specialty Chemicals - 70.2 (2.8) 67.4 67.4 (67.4) - Land & Development - 2.5 6.0 8.5 8.5 - 8.5 Total Adjusted Segment EBITDA 446.0 283.4 (34.1) 249.3 695.3 (67.4) 627.9 Non-Allocated Expenses (8.8) (27.2) 42.1 14.9 6.1 - 6.1 Noncontrolling Interest - 8.0 (8.0) - - - - Adjusted Segment EBITDA Including Non-Allocated Expenses 437.2$ 264.2$ -$ 264.2$ 701.4$ (67.4)$ 634.0$ Adjusted Segment EBITDA Margins Corrugated Packaging (3) 18.8% 21.9% nm 19.7% 18.8% 18.8% Consumer Packaging 15.4% 18.0% nm 14.6% 14.9% 14.9% Specialty Chemicals 0.0% 26.8% nm 25.7% 25.7% nm Land and Development 0.0% 11.4% nm 38.6% 38.6% 38.6% Q3 FY15 Financial Information 1) As adjusted for segment realignment and presented to one decimal. 2) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology. ($ in millions)

26 ($ in millions, except percentages) Corrugated Packaging Consumer Packaging Specialty Chemicals Land and Development Non- Allocated / Eliminations Consolidated As Reported Less: Specialty Chemicals Consolidated Excluding Specialty Chemicals Segment Sales 1,987.3$ 1,642.0$ 256.5$ 45.0$ (58.2)$ 3,872.6$ (256.5)$ 3,616.1$ Less: Trade Sales (77.6) - - - - (77.6) - (77.6) Adjusted Segment Sales 1,909.7$ 1,642.0$ 256.5$ 45.0$ (58.2)$ 3,795.0$ (256.5)$ 3,538.5$ Segment Income 235.4$ 77.7$ 33.6$ (3.4)$ (14.9)$ 328.4$ (33.6)$ 294.8$ Addback: Inventory step-up 2.2 61.2 8.2 - - 71.6 (8.2) 63.4 Adjusted Segment Income 237.6$ 138.9$ 41.8$ (3.4)$ (14.9)$ 400.0$ (41.8)$ 358.2$ Depreciation and Amortization 133.6 117.6 22.0 0.2 7.9 281.3 (22.0) 259.3 Adjusted Segment EBITDA 371.2$ 256.5$ 63.8$ (3.2)$ (7.0)$ 681.3$ (63.8)$ 617.5$ Adjusted Segment EBITDA Margins 19.4% 15.6% 24.9% -7.1% Q4 FY15 Financial Information

Q4 FY16 Packaging Shipments Results (1)

Corrugated Packaging

		FY15				FY16			
North America Corrugated	**Unit**	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**
External Box, Containerboard & Kraft Paper Shipments	Thousands of tons	1,908.2	1,877.1	1,953.0	1,934.0	1,940.6	1,969.2	2,019.8	2,063.5
Newsprint Shipments	Thousands of tons	-	-	-	-	26.0	-	-	-
Pulp Shipments	Thousands of tons	87.6	59.6	79.6	84.0	80.1	71.1	94.3	89.7
Total North American Corrugated Packaging Shipments	Thousands of tons	1,995.8	1,936.7	2,032.6	2,018.0	2,046.7	2,040.3	2,114.1	2,153.2
Corrugated Container Shipments (2)	Billions of square feet	18.2	18.1	18.8	18.7	18.7	18.2	18.6	18.9
Corrugated Container Shipments per Shipping Day (2)	Millions of square feet	297.7	292.6	298.7	292.6	306.3	288.6	291.4	294.5
Corrugated Packaging Maintenance Downtime	Thousands of tons	68.5	79.6	104.1	3.1	119.9	68.1	60.5	32.2
Corrugated Packaging Economic Downtime	Thousands of tons	53.1	24.5	29.5	83.9	144.0	30.1	71.7	-
Brazil and India									
Corrugated Packaging Shipments	Thousands of tons	166.5	168.2	175.1	171.4	180.2	173.5	166.8	164.8
Corrugated Container Shipments	Billions of square feet	1.4	1.4	1.5	1.4	1.5	1.3	1.4	1.6
Corrugated Container Shipments per Shipping Day	Millions of square feet	18.7	20.4	19.9	18.1	19.2	19.8	19.1	19.6
Total Corrugated Packaging Segment Shipments (3)	Thousands of tons	2,162.3	2,104.9	2,207.7	2,189.4	2,226.9	2,213.8	2,280.9	2,318.0

Consumer Packaging

WestRock									
Consumer Packaging Segment Shipments	Thousands of tons	871.0	875.4	955.3	955.1	876.0	898.3	911.0	929.9
Pulp Shipments	Thousands of tons	68.3	45.6	60.7	88.8	73.3	76.1	75.3	68.8
Consumer Packaging Converting Shipments	Billions of square feet	8.6	8.6	9.2	9.2	8.8	9.0	9.5	9.4

1) Combined RKT and MWV shipments for Q1 FY15 to Q3 FY15.
2) Excludes Grupo Gondi shipments.
3) Combined North America, Brazil and India shipments.

27

WestRock

28 Q4 FY16 LTM Credit Agreement EBITDA 1) Additional Permitted Charges includes among other items, $366 million of restructuring and other costs and $8 million pre -tax expense for inventory stepped-up in purchase accounting. ($ in millions) LTM Q4 FY16 Income from Continuing Operations 154.8$ Interest Expense, Net 184.0 Income Taxes 89.8 Depreciation, Depletion and Amortization 1,089.3 Additional Permitted Charges (1) 804.1 LTM Credit Agreement EBITDA 2,322.0$

29 Q4 FY16 Total Debt, Funded Debt and Leverage Ratio ($ in millions, except ratios) Q4 FY16 Current Portion of Debt 292.9$ Long-Term Debt Due After One Year 5,496.3 Total Debt 5,789.2 Less: Unamortized Debt Stepped-up to Fair Value in Purchase and Deferred Financing Costs (305.8) Plus: Letters of Credit, Guarantees and Other Adjustments (75.7) Total Funded Debt 5,407.7$ LTM Credit Agreement EBITDA 2,322.0$ Leverage Ratio 2.33x

30 Q4 and FY16 Adjusted Free Cash Flow ($ in millions) Q4 FY16 FY16 Net Cash Provided by Operating Activities 381.6$ 1,688.4$ Less: Capital Expenditures (182.0) (796.7) Free Cash Flow 199.6 891.7 Plus: Non-cash Restructuring and other costs, net of tax 26.1 139.3 Adjusted Free Cash Flow 225.7$ 1,031.0$

31 Key Commodity Annual Consumption Volumes and FX by Currency Commodity Category Volume RecycledFiber (tons millions) 5 Wood (tons millions) 32 Natural Gas (cubicfeet billions) 64 Diesel (gallons millions) 87 Electricity (kwh billions) 4.7 Polypro/Polyethylene and Resin (lbsmillions) 104 Caustic Soda (tonsthousands) 189 Starch (lbs millions) 528 Annual Consumption Volumes FX By Currency in Q4 FY16 Sensitivity Analysis Category Increase in Spot Price Annual EPS Impact RecycledFiber (tons millions) +$10.00/ ton ($0.11) Natural Gas (cubicfeet billions) +$0.25 /MMBTU ($0.04) FX Translation Impact +10% USD Appreciation ($0.05 -$0.06) 84% USD 7% CAD 3% EUR 3% BRL 3% Other Revenue by Transaction Currency